Exhibit 99.2

AmerUs Group Co.

Financial Supplement
Fourth Quarter 2004

AmerUs Group Co.

Financial Highlights

($ in thousands, except for per share data)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Earnings:
Net Income	$67,875	$40,811	$192,642	$161,147

Adjustments for:

Realized/unrealized (gains) losses on open block assets	4,142	(1,221)	24,076	(20,941)

Net amortization of DAC and VOBA due to open block gains or losses	(306)	(499)	375	5,989

Net effect of derivative related market value adjustments	(12,333)	(5,165)	(7,472)	(8,553)

Restructuring costs	—	3,767	—	14,989

Other (income) loss from non-insurance operations	(215)	(312)	(897)	(742)

Reinsurance adjustments	—	—	—	(2,505)

Income tax items	(14,798)	—	(36,767)	—

Income from discontinued operations	—	(247)	(3,899)	(1,815)

Cumulative effect of change in accounting	—	1,296	510	1,296

Adjusted Net Operating Income (1)	$44,365	$38,430	$168,568	$148,865

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.13	$0.98	$4.29	$3.80

Net Income per Share	$1.72	$1.04	$4.90	$4.11

Weighted Average Shares Outstanding	39,391	39,268	39,335	39,176

Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$1.06	$0.96	$4.10	$3.76

Net Income per Share	$1.62	$1.02	$4.68	$4.07

Weighted Average Shares Outstanding	41,986	40,133	41,135	39,618

	12/31/04	12/31/03
Capitalization:
Bank Borrowings	$—	$27,000
Senior Notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	189,212	187,723
Surplus Note	25,000	25,000
Other Borrowings	37,438	62,668
Capital Securities — AmerUs Capital I	50,755	50,755

Total Notes Payable	571,155	621,896

Stockholders’ Equity (excluding AOCI) (5)	1,508,799	1,325,292

Total Capitalization (excluding AOCI) (5)	$2,079,954	$1,947,188

AOCI — Unrealized Gains / (Losses)	117,712	84,519

Total Capitalization (including AOCI)	$2,197,666	$2,031,707

Book Value per Share (3) (5):
including AOCI	$41.28	$35.97
excluding AOCI	$38.29	$33.81

Debt-to-Capital Ratio (4):
Standard & Poor’s	12.46%	16.94%
Moody’s	24.00%	25.84%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 12/31/2004 and 12/31/2003 were 39,400,663 and 39,194,602, respectively.

(4)	Debt-to-Capital Ratio is defined and used by rating agencies to measure the level of debt as compared to equity for an organization. For Standard & Poor’s, the PRIDES, AmerUs Capital I and OCEANs are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $71,724 and $90,150 as of December 31, 2004 and December 31, 2003, respectively. In 2003, for Moody’s, AmerUs Capital I is treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity. In 2004, the OCEANs are treated as 100% debt. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available-for-sale investment securities which fluctuate with market conditions.

(5)	Stockholders’ equity, total capitalization and book value (excluding AOCI) are non-GAAP financial measures which management uses for the reasons and purposes detailed in footnote (4) above. Stockholders’ equity including AOCI amounted to $1,626.5 million at December 31, 2004 and $1,409.8 million at December 31, 2003.

AmerUs Group Co.

Consolidated Income Statement

($ in thousands)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Revenues:
Insurance premiums	$68,556	$71,593	$267,666	$297,188
Product charges	55,253	45,186	220,554	181,354
Net investment income	267,273	250,816	1,037,447	1,001,914
Realized/unrealized capital gains (losses)	60,190	55,926	18,068	131,291
Other income:
Income from Independent Marketing Organizations	12,961	13,006	53,482	50,214
Other	4,061	4,832	17,899	18,084

Total Revenue	468,294	441,359	1,615,116	1,680,045

Benefits and Expenses:
Policyowner benefits — traditional life	76,498	83,820	275,050	297,522

Policyowner benefits — investment and UL contracts	179,847	186,286	613,646	656,312

Underwriting, acquisition and other expenses:
Operating expenses	37,924	30,849	130,827	115,666
Expenses from Independent Marketing Organizations	11,671	10,086	49,224	39,802
Restructuring costs	—	5,879	—	23,294
Amortization — DAC/VOBA	47,581	39,033	195,795	163,407
Amortization — DAC/VOBA realized gains / (losses)	5,821	3,457	9,068	16,257

Total underwriting, acquisition and other expenses	102,997	89,304	384,914	358,426

Interest expense:
Interest on bank debt	—	24	123	1,586
Interest on Senior Notes	2,171	2,172	8,687	8,687
Interest on Capital Securities (AmerUs Capital I)	1,123	1,064	4,256	4,256
Interest on Capital Securities (AmerUs Capital II)	—	—	—	7
Interest on PRIDES	1,998	1,998	7,992	4,728
Interest on OCEANs	1,838	1,839	7,354	7,354
Interest on Surplus Note	541	541	2,165	2,165
Interest on other borrowings	305	279	1,543	1,371

Total interest expense	7,976	7,917	32,120	30,154

Dividends to policyowners	20,134	12,063	81,092	98,393

Income before income tax expense	80,842	61,969	228,294	239,238

Income tax (expense)	(12,967)	(20,109)	(39,041)	(78,610)

Income from discontinued operations, net of tax	—	247	3,899	1,815

Cumulative effect of change in accounting, net of tax	—	(1,296)	(510)	(1,296)

Net income	$67,875	$40,811	$192,642	$161,147

Weighted Average Common Shares Outstanding:
Basic	39,390,532	39,268,068	39,334,798	39,175,924

Diluted	41,986,455	40,133,053	41,135,188	39,618,217

AmerUs Group Co.

Operating Segment Income

($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended December 31, 2004	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$68,078	$479	$(1)	$68,556
Product charges	45,457	9,796	—	55,253
Net investment income	87,124	177,283	2,866	267,273
Realized/unrealized gains (losses) on closed block investments	39	—	—	39
Other income	929	15,633	101	16,663

	201,627	203,191	2,966	407,784

Benefits and expenses:
Policyowner benefits	98,799	116,056	(43)	214,812
Underwriting, acquisition, and other expenses	19,543	17,562	12,490	49,595
Amortization of DAC and VOBA, net of open block loss adjustment of $5,821	24,982	22,599	—	47,581
Dividends to policyowners	20,133	1	—	20,134

	163,457	156,218	12,447	332,122

Segment pre-tax operating income	$38,170	$46,973	$(9,481)	75,662

Realized/unrealized gains (losses) on open block assets				(6,648)

Unrealized gains (losses) on open block options and trading investments				66,799

Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(41,578)

Cash flow hedge amortization				45

Amortization of DAC and VOBA due to open block gains and losses				(5,821)

Other income from non-insurance operations				359

Income from continuing operations				88,818

Interest (expense)				(7,976)

Income tax (expense)				(12,967)

Net income				$67,875

AmerUs Group Co.

Operating Segment Income

($ in thousands)

	Protection	Accumulation		Total
For The Three Months Ended December 31, 2003	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$71,394	$391	$(192)	$71,593
Product charges	33,302	11,884	—	45,186
Net investment income	80,668	167,930	2,218	250,816
Realized/unrealized gains (losses) on closed block investments	(1,932)	—	—	(1,932)
Other income	1,141	15,887	288	17,316

	184,573	196,092	2,314	382,979

Benefits and expenses:
Policyowner benefits	108,156	117,962	188	226,306
Underwriting, acquisition, and other expenses	16,818	16,974	7,143	40,935
Amortization of DAC and VOBA, net of open block gain adjustment of $3,457	14,791	24,242	—	39,033
Dividends to policyowners	12,063	—	—	12,063

	151,828	159,178	7,331	318,337

Segment pre-tax operating income	$32,745	$36,914	$(5,017)	64,642

Realized/unrealized gains (losses) on open block assets				1,888

Unrealized gains (losses) on open block options and trading investments				55,970

Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(43,214)

Cash flow hedge amortization				(586)

Amortization of DAC and VOBA due to open block gains and losses				(3,457)

Restructuring costs				(5,879)

Other income from non-insurance operations				522

Income from continuing operations				69,886

Interest (expense)				(7,917)

Income tax (expense)				(20,109)

Income from discontinued operations, net of tax				247

Cumulative effect of change in accounting, net of tax				(1,296)

Net income				$40,811

AmerUs Group Co.

Operating Segment Income

($ in thousands)

	Protection	Accumulation		Total
For The Year Ended December 31, 2004	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$263,050	$2,602	$2,014	$267,666
Product charges	167,585	52,969	—	220,554
Net investment income	333,477	697,363	6,607	1,037,447
Realized/unrealized gains (losses) on closed block investments	(1,693)	—	—	(1,693)
Other income	3,573	64,212	2,101	69,886

	765,992	817,146	10,722	1,593,860

Benefits and expenses:
Policyowner benefits	379,749	472,208	179	852,136
Underwriting, acquisition, and other expenses	73,750	76,449	29,852	180,051
Amortization of DAC and VOBA, net of open block gain adjustment of $9,068	91,193	104,602	—	195,795
Dividends to policyowners	81,088	4	—	81,092

	625,780	653,263	30,031	1,309,074

Segment pre-tax operating income	$140,212	$163,883	$(19,309)	284,786

Realized/unrealized gains (losses) on open block assets				(36,786)

Unrealized gains (losses) on open block options and trading investments				56,547

Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(35,652)

Cash flow hedge amortization				(908)

Amortization of DAC and VOBA due to open block gains and losses				(9,068)

Other income from non-insurance operations				1,495

Income from continuing operations				260,414

Interest (expense)				(32,120)

Income tax (expense)				(39,041)

Income from discontinued operations, net of tax				3,899

Cumulative effect of change in accounting, net of tax				(510)

Net income				$192,642

AmerUs Group Co.

Operating Segment Income

($ in thousands)

	Protection	Accumulation		Total
For The Year Ended December 31, 2003	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$290,707	$4,114	$787	$295,608
Product charges	138,215	43,139	—	181,354
Net investment income	321,532	672,141	8,241	1,001,914
Realized/unrealized gains (losses) on closed block investments	9,326	—	—	9,326
Other income	4,224	61,849	988	67,061

	764,004	781,243	10,016	1,555,263

Benefits and expenses:
Policyowner benefits	387,068	491,932	(626)	878,374
Underwriting, acquisition, and other expenses	76,042	69,225	18,367	163,634
Amortization of DAC and VOBA, net of open block gain adjustment of $16,257	74,211	89,196	—	163,407
Dividends to policyowners	98,393	—	—	98,393

	635,714	650,353	17,741	1,303,808

Segment pre-tax operating income	$128,290	$130,890	$(7,725)	251,455

Realized/unrealized gains (losses) on open block assets				32,196

Unrealized gains (losses) on open block options and trading investments				89,769

Change in option value of equity indexed products and market value adjustments on total return strategy annuities				(65,741)

Cash flow hedge amortization				(3,827)

Amortization of DAC and VOBA due to open block gains and losses				(16,257)

Reinsurance adjustments				3,854

Restructuring costs				(23,294)

Other income from non-insurance operations				1,237

Income from continuing operations				269,392

Interest (expense)				(30,154)

Income tax (expense)				(78,610)

Income from discontinued operations, net of tax				1,815

Cumulative effect of change in accounting, net of tax				(1,296)

Net income				$161,147

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	December 31,	December 31,
	2004	2003
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,646,653	$13,944,961
Equity securities	77,024	74,890
Short-term investments	2,979	28,556
Securities held for trading purposes:
Fixed maturity securities	1,718,125	2,089,502
Equity securities	15,468	1,652
Short-term investments	—	591
Mortgage loans	865,733	968,572
Policy loans	486,071	494,646
Other investments	374,240	380,915

Total investments	19,186,293	17,984,285

Cash and cash equivalents	478,441	274,150
Accrued investment income	222,294	205,492
Premiums, fees and other receivables	39,688	42,761
Reinsurance receivables	666,493	663,452
Deferred policy acquisition costs	1,248,009	1,021,856
Capitalized bonus interest	137,538	98,274
Value of business acquired	374,792	419,582
Goodwill	226,291	224,075
Property and equipment	46,114	48,849
Other assets	296,435	311,305
Separate account assets	248,507	261,657
Assets of discontinued operations	—	27,950

Total Assets	$23,170,895	$21,583,688

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	December 31,	December 31,
	2004	2003
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,923,329	$16,994,255
Policyowner funds	1,419,762	1,306,160

Sub-total	19,343,091	18,300,415

Accrued expenses and other liabilities	831,036	459,240
Dividends payable to policyowners	323,223	321,233
Policy and contract claims	70,465	58,880
Income taxes payable	29,727	50,274
Deferred income taxes	127,180	80,861
Notes payable:
Bank debt	—	27,000
Senior notes	125,000	125,000
PRIDES	143,750	143,750
OCEANs	189,212	187,723
Surplus note	25,000	25,000
AmerUs Capital I	50,755	50,755
Other borrowings	37,438	62,668
Separate account liabilities	248,507	261,657
Liabilities of discontinued operations	—	19,421

Total Liabilities	21,544,384	20,173,877

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,225,902 shares issued and 39,400,663 shares outstanding in 2004; 43,836,608 shares issued and 39,194,602 shares outstanding in 2003	44,226	43,836
Additional paid-in capital	1,198,379	1,184,237
Accumulated other comprehensive income (loss)	117,712	84,519
Unearned compensation	(1,238)	(1,361)
Retained earnings	431,911	255,006
Treasury stock, at cost (4,825,239 shares in 2004 and 4,642,006 shares in 2003)	(164,479)	(156,426)

Total Stockholders’ Equity	1,626,511	1,409,811

Total Liabilities and Stockholders’ Equity	$23,170,895	$21,583,688

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

December 31, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$15,646,653	$(544,930)	$15,101,723
Equity securities	77,024	(2,254)	74,770
Short-term investments	2,979	(28)	2,951
Securities held for trading purposes:
Fixed maturity securities	1,718,125	—	1,718,125
Equity securities	15,468	—	15,468
Mortgage loans	865,733	—	865,733
Policy loans	486,071	—	486,071
Other investments	374,240	(1,030)	373,210

Total invested assets	19,186,293	(548,242)	18,638,051

Cash and cash equivalents	478,441	—	478,441
Accrued investment income	222,294	—	222,294
Premiums, fees and other receivables	39,688	—	39,688
Reinsurance receivables	666,493	—	666,493
Deferred policy acquisition costs	1,248,009	146,475	1,394,484
Capitalized bonus interest	137,538	21,078	158,616
Value of business acquired	374,792	65,656	440,448
Goodwill	226,291	—	226,291
Property and equipment	46,114	—	46,114
Other assets	296,435	—	296,435
Separate account assets	248,507	—	248,507

Total Assets	$23,170,895	$(315,033)	$22,855,862

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

December 31, 2004

		AOCI	Without
	GAAP	Adjustment	AOCI Adjustments (1)
LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$17,923,329	$2,763	$17,926,092
Policyowner funds	1,419,762	—	1,419,762

	19,343,091	2,763	19,345,854

Accrued expenses and other liabilities	831,036	(10,468)	820,568
Dividends payable to policyowners	323,223	(125,840)	197,383
Policy and contract claims	70,465	—	70,465
Income taxes payable	29,727	—	29,727
Deferred income taxes	127,180	(63,776)	63,404
Debt:
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	189,212	—	189,212
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	37,438	—	37,438
Separate Account liabilities	248,507	—	248,507

Total Liabilities	21,544,384	(197,321)	21,347,063

STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 44,225,902 shares issued and 39,400,663 shares outstanding in 2004;	44,226	—	44,226
Additional paid-in capital	1,198,379	—	1,198,379
Accumulated other comprehensive income (loss)	117,712	(117,712)	—
Unearned compensation	(1,238)	—	(1,238)
Retained earnings	431,911	—	431,911
Treasury stock, at cost (4,825,239 shares in 2004)	(164,479)	—	(164,479)

Total Stockholders’ Equity	1,626,511	(117,712)	1,508,799

Total Liabilities and Stockholders’ Equity	$23,170,895	$(315,033)	$22,855,862

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUS Group Co.

Product Mix

($ in thousands)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Protection Products Repetitive Premiums (1):

Interest-Sensitive Whole Life	325	2,732	6,230	19,691

Term and Other Life	3,494	3,836	13,878	14,824

Universal Life	5,857	8,545	29,326	32,476

Equity Indexed Life	20,678	14,968	74,629	51,644

Sub-total	30,354	30,081	124,063	118,635

Term Life from Private Label Sales (2)	—	25	—	4,206

Total Repetitive Premiums	$30,354	$30,106	$124,063	$122,841

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$83,683	$95,392	$312,652	$443,220
Equity Indexed Annuity	523,457	318,334	1,527,587	1,311,409

Sub-total	607,140	413,726	1,840,239	1,754,629

Variable Annuity	586	684	2,805	3,254

Funding Agreements	—	—	85,000	—

Total Accumulation Deposits	$607,726	$414,410	$1,928,044	$1,757,883

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Sources of Business

($ in thousands)

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
Protection Products Repetitive Premiums (1):
Preferred Producer (Career)	$8,197	$7,948	$29,709	$26,691

Personal producing general agent (PPGA)	12,523	14,376	54,272	57,774

Independent Agent Force (2)	9,634	7,757	40,082	34,170

Total Repetitive Premium	30,354	30,081	124,063	118,635

Private Label Distribution (3)	—	25	—	4,206

Total Repetitive Premiums	$30,354	$30,106	$124,063	$122,841

Accumulation Deposits (1):
Preferred Producer (Career)	$42,412	$31,479	$146,305	$157,233

Personal Producing General Agent (PPGA)	10,204	6,997	31,460	34,618

Bank Distribution	3,481	4,724	13,747	28,959

Independent Agent Force (2)	551,629	371,210	1,651,532	1,537,073

Funding Agreements	—	—	85,000	—

Total Accumulation Deposits	$607,726	$414,410	$1,928,044	$1,757,883

(1)	Repetitive premiums (which we refer to herein as “sales”) exclude renewal and single or dump-in premiums. Sales and deposits for an insurance company are performance measures which are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales and deposits are a measure of the productivity of our distribution network and are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales and deposits as well as current period sales and deposits.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

		December 31, 2004
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	478,441	—	—	478,441
Securities available-for-sale:
Investment grade bonds	13,948,355	524,527	(44,938)	14,427,944
Non-investment grade bonds	1,153,368	69,890	(4,549)	1,218,709
Equity securities	74,770	2,468	(214)	77,024
Short-term investments	2,952	51	(24)	2,979
Securities for trading:
Investment grade bonds	1,592,208	—	—	1,592,208
Non-investment grade bonds	125,917	—	—	125,917
Equity securities	15,468	—	—	15,468
Short-term investments	—	—	—	—
Loans	865,733	—	—	865,733
Policy loans	486,071	—	—	486,071
Other invested assets	373,820	420	—	374,240

Total	19,117,103	597,356	(49,725)	19,664,734

		December 31, 2003
Portfolio Composition:	Amortized Cost	Unrealized Gain	Unrealized Loss	Carrying Value
Cash and cash equivalents	274,150	—	—	274,150
Securities available-for-sale:
Investment grade bonds	12,440,985	526,454	(106,630)	12,860,809
Non-investment grade bonds	1,033,917	62,270	(12,035)	1,084,152
Equity securities	72,796	2,468	(374)	74,890
Short-term investments	27,882	675	(1)	28,556
Securities for trading:
Investment grade bonds	1,929,802	—	—	1,929,802
Non-investment grade bonds	159,700	—	—	159,700
Equity securities	1,652	—	—	1,652
Short-term investments	591	—	—	591
Loans	968,572	—	—	968,572
Policy loans	494,646	—	—	494,646
Other invested assets	380,381	534	—	380,915

Total	17,785,074	592,401	(119,040)	18,258,435

Investment Portfolio Data (1):	December 31, 2004	December 31, 2003
Average NAIC Rating	1.48	1.50
Average Life	8.58	7.63
Effective Duration	5.73	5.35
GAAP Effective Book Yield	5.71	5.69

	December 31, 2004			December 31, 2003
High Yield Securities:	Amortized Cost	% of FMS	% of TIA (2)	Amortized Cost	% of FMS	% of TIA (2)
NAIC 3	809,718	4.81%	4.24%	765,881	4.92%	4.32%
NAIC 4	440,487	2.62%	2.30%	368,151	2.37%	2.07%
NAIC 5	27,196	0.16%	0.14%	50,089	0.32%	0.28%
NAIC 6	1,883	0.01%	0.01%	9,497	0.06%	0.05%

Total	1,279,284	7.60%	6.69%	1,193,618	7.67%	6.72%

(1)	Investment portfolio data reflects fixed maturity securities (FMS) managed by AmerUs Capital Management.

(2)	TIA — Total Invested Assets

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	December 31, 2004			December 31, 2003
Fixed Maturity Securities by Category:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Government	548,387	3.2%	2.8%	742,209	4.6%	4.1%
Public Credit	9,662,584	55.8%	49.1%	8,537,671	53.2%	46.9%
Private Credit	2,102,978	12.1%	10.7%	1,940,299	12.1%	10.7%
Below Investment Grade	1,344,626	7.7%	6.8%	1,243,852	7.8%	6.8%
Mortgage-Backed (MBS)	2,020,643	11.6%	10.3%	2,014,701	12.6%	11.0%
Commercial Mortgage-Backed (CMBS)	1,119,225	6.4%	5.7%	977,126	6.1%	5.4%
Asset-Backed (ABS)	528,075	3.0%	2.7%	462,259	2.9%	2.5%
Redeemable Preferred Stock	38,260	0.2%	0.2%	116,346	0.7%	0.6%

Total	17,364,778	100.0%	88.3%	16,034,463	100.0%	88.0%

		December 31, 2004			December 31, 2003
Fixed Maturity Securities by Quality:		Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
NAIC Rating	S&P Equivalent
1	A- or higher	10,777,378	62.1%	54.8%	9,922,944	61.8%	54.5%
2	BBB- to BBB+	5,242,775	30.2%	26.7%	4,867,666	30.4%	26.7%

	Investment Grade	16,020,153	92.3%	81.5%	14,790,610	92.2%	81.2%
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3	BB- to BB+	851,831	4.9%	4.3%	801,175	5.0%	4.4%
4	B- to B+	460,745	2.7%	2.3%	383,126	2.4%	2.1%
5 & 6	CCC or lower	32,049	0.1%	0.2%	59,552	0.4%	0.3%

	Below Investment Grade	1,344,625	7.7%	6.8%	1,243,853	7.8%	6.8%

	Total	17,364,778	100.0%	88.3%	16,034,463	100.0%	88.0%

	December 31, 2004			December 31, 2003
Fixed Maturity Securities by Industry Sector:	Market Value	% of FMS	% of TIA	Market Value	% of FMS	% of TIA
Basic Industry	916,856	5.3%	4.7%	755,957	4.7%	4.2%
Capital Goods	902,254	5.2%	4.6%	864,989	5.4%	4.7%
Communications	1,304,250	7.5%	6.6%	1,124,744	7.0%	6.2%
Consumer Cyclical	1,247,607	7.2%	6.3%	981,486	6.1%	5.4%
Consumer Non Cyclical	1,691,226	9.7%	8.6%	1,701,752	10.6%	9.3%
Energy	1,059,864	6.1%	5.4%	965,482	6.0%	5.3%
Technology	228,994	1.3%	1.2%	245,727	1.5%	1.4%
Transportation	539,749	3.1%	2.7%	462,694	2.9%	2.5%
Industrial Other	146,919	0.8%	0.7%	154,507	1.0%	0.9%
Utilities	1,794,985	10.3%	9.1%	1,547,975	9.7%	8.5%
Financial Institutions	2,704,498	15.6%	13.8%	2,427,920	15.2%	13.3%

Sub-total	12,537,202	72.1%	63.7%	11,233,233	70.1%	61.7%

Other (1)	4,827,576	27.9%	24.6%	4,801,230	29.9%	26.3%

Total	17,364,778	100.0%	88.3%	16,034,463	100.0%	88.0%

     (1) Includes foreign and domestic government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	December 31, 2004			December 31, 2003
Mortgage Backed Securities:	Market Value	% of MBS	% of TIA	Market Value	% of MBS	% of TIA
Pass-thru	1,296,699	64.2%	6.6%	1,408,836	69.9%	7.8%
Planned Amortization Class (PACs)	419,911	20.7%	2.1%	485,320	24.1%	2.7%
Sequential Pay	286,388	14.2%	1.5%	95,655	4.7%	0.5%
Subordinated	—	—	—	1,333	0.1%	—
Adjustable Rate Mortgages (ARMs)	17,645	0.9%	0.1%	23,505	1.2%	0.1%
Z bonds	—	—	—	52	—	—

Total	2,020,643	100.0%	10.3%	2,014,701	100.0%	11.1%

AmerUs Group Co.

Policyowner Liability Characteristics — Annuities

($ in thousands)

December 31, 2004

			Equity Indexed
	Fixed	Equity Indexed	Derivatives	Equity Indexed
	Annuities	Annuities	Market Value	Annuities
	Account Value	Account Value (4)	Adjustment	GAAP Reserves
FIXED DEFERRED ANNUITY SURRENDER CHARGE %:
Accrual Adjustment	$—	$28,364	$(3,895)	$24,469
No surrender charge	1,657,299	41,377	357	41,734
1 percent	80,939	6,164	(57)	6,107
2 percent	138,692	19,047	671	19,718
3 percent	137,475	84,871	8,139	93,010
4 percent	722,781	394,640	44,478	439,118
5 percent	815,500	393,361	46,880	440,241
6 percent	457,234	167,879	13,489	181,368
7 percent	433,138	97,993	3,718	101,711
8 percent	445,875	264,593	10,027	274,620
9 percent	468,094	381,136	8,636	389,772
10 percent or greater	1,156,556	3,493,058	46,258	3,539,316

Total	$6,513,583	$5,372,483	$178,701	$5,551,184

MARKET VALUE ADJUSTMENT PROTECTION:
MVA provision on contract	$349,457	$1,854,917	$21,987	$1,876,904
Total return strategy	—	1,428,040	128,877	1,556,917
Non-MVA	6,164,126	2,089,526	27,837	2,117,363

Total	$6,513,583	$5,372,483	$178,701	$5,551,184

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$260,240	$—	$—	$—
Quarterly	—	—	—	—
1 Year	5,079,215	—	—	—
Multi-year	1,155,907	—	—	—
Bailout	18,221	—	—	—
Cumulative floor (1)	—	5,372,483	178,701	5,551,184

Total	$6,513,583	$5,372,483	$178,701	$5,551,184

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$320,382	$—	$—	$—
3 percent	2,962,392	—	—	—
3.25 percent	496,304	—	—	—
3.50 percent	674,198	—	—	—
4 percent	2,005,598	—	—	—
4.5 percent	54,709	—	—	—
Cumulative floor (1)	—	5,372,483	178,701	5,551,184

Total	$6,513,583	$5,372,483	$178,701	$5,551,184

CREDITED RATE VS. MINIMUM
GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,654,991	$—	$—	$—
0.0% - 0.5%	301,523	—	—	—
0.5% - 1.0%	188,737	—	—	—
1.0% - 1.5%	90,011	—	—	—
1.5% - 2.0%	49,613	—	—	—
2.0% - 2.5%	148,820	—	—	—
2.5% - 3.0%	70,911	—	—	—
Greater Than 3.0%	1,008,977	—	—	—
Cumulative floor (1)	—	5,372,483	178,701	5,551,184

Total	$6,513,583	$5,372,483	$178,701	$5,551,184

(1)	Equity indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points

(4)	Account value is a non-GAAP financial measure for equity indexed products. For GAAP, equity indexed product liabilities are to be stated at fair value in accordance with accounting for derivatives. The comparable GAAP measure is presented in the last column and the difference is the derivative market adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.

Annuity Segment Spread

($ in thousands)

	Rolling 12 Months Ended
	December 31,
ANNUITY SEGMENT SPREADS LTM:	2004	2003
Asset earned rate	5.78%	5.91%
Liability credited rate (1)	3.46%	3.82%

Product spread	2.32%	2.09%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	Rolling 12 Months Ended
	December 31, 2004

	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$601,733		$601,733

Average invested assets	$10,418,222		$10,418,222

Asset earned rate	5.78%		5.78%

Annuity segment benefit expense (1)	$380,969	$(17,339)	$363,630

Average annuity segment liabilities (1)	$10,736,460	$(203,236)	$10,533,224

Liability credited rate	3.55%		3.46%

Product spread	2.23%		2.32%

	Rolling 12 Months Ended
	December 31, 2003

	GAAP	Adjustment (1)	Non-GAAP
Investment income (3)	$561,804		$561,804

Average invested assets	$9,501,750		$9,501,750

Asset earned rate	5.91%		5.91%

Annuity segment benefit expense (1)	$382,511	$(13,302)	$369,209

Average annuity segment liabilities (1)	$9,742,841	$(88,958)	$9,653,883

Liability credited rate	3.93%		3.82%

Product spread	1.98%		2.09%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for equity indexed annuity products. For GAAP, equity indexed product liabilities are to be stated at fair value following derivative accounting. In addition, the liability credited rate excludes capitalized bonus interest amortization from total benefit expense. For GAAP, effective January 1, 2004, capitalized bonus interest amortization is included in benefit expense instead of DAC amortization. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment and exclusive of the capitalized bonus interest amortization that historically has not been a part of this measure.

(2)	The annuity segment spread calculation includes fixed annuity and equity indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.

Closed Block

($ in thousands)

	December 31,	December 31,
	2004	2003
LIABILITIES:
Future life and annuity policy benefits	$2,804,222	$2,845,365
Policyowner funds	8,096	9,232
Accrued expenses and other liabilities	32,140	44,473
Dividends payable to policyowners	161,475	173,703
Policy and contract claims	14,705	22,694
Policyowner dividend obligation	154,161	134,386

Total Liabilities	3,174,799	3,229,853

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,028,790	2,027,177
Mortgage loans	70,686	80,170
Policy loans	335,573	346,823
Other investments	34	—
Cash and cash equivalents	8,473	3,492
Accrued investment income	32,637	32,629
Premiums, fees and other receivables	59,369	55,134
Other assets	17	17

Total Assets	2,535,579	2,545,442

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$639,220	$684,411

	For The Three Months Ended		For The Year Ended
	December 31,		December 31,
	2004	2003	2004	2003
REVENUES AND EXPENSES:
Insurance premiums	$50,175	$51,114	$193,313	$211,966
Product charges	1,822	2,006	5,190	9,789
Net investment income	37,602	37,103	146,545	151,769
Realized/unrealized gains (losses) on investments	40	(1,933)	(1,693)	9,326
Policyowner benefits	(57,428)	(67,926)	(225,408)	(251,872)
Underwriting, acquisition and other expenses	(2,212)	(1,125)	(4,896)	(4,114)
Dividends to policyowners	(21,187)	(9,777)	(76,256)	(87,388)

Contribution from the Closed Block before income taxes	$8,812	$9,462	$36,795	$39,476

AmerUs Group Co.

Additional Information

($ in thousands)

	December 31,	December 31,
	2004	2003
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$67,769,000	$70,904,000
Universal Life	19,848,000	20,780,000
Equity Indexed Life	9,918,000	6,878,000

Total Life Insurance In Force	$97,535,000	$98,562,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,551,648	$3,465,853
Universal Life	1,587,787	1,517,227
Equity Indexed Life	364,282	224,874

Total Life Insurance Reserves	5,503,717	5,207,954

Deferred Fixed Annuity	6,780,234	7,257,387
Equity Indexed Annuity	5,551,184	4,439,836

Total Annuity Reserves	12,331,418	11,697,223

Total Reserves	$17,835,135	$16,905,177

NUMBER OF PRODUCERS:
Protection Products Segment:
Career Agents (including general agents)	1,212	1,225
Personal Producing General Agents and sub-agents	5,158	4,762
Independent Agents — other than New York	11,885	9,601
Independent Agents — New York	5,658	6,862
Retail Broker / Dealers	712	707
Registered Representatives	17,811	17,581

Protection Products Segment — Total Agents	42,436	40,738

Accumulation Products Segment — Independent Agents	14,572	13,000

LIFE INSURANCE LAPSE RATE — LTM	6.7%	6.5%

ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.5%	10.0%
Without Internal Replacements	8.5%	9.5%

AmerUs Group Co.

Additional Information

($ in thousands)

	DAC	BONUS INTEREST	VOBA

ROLLFORWARD:

Beginning Balance — December 31, 2003	$1,021,856	$98,274	$419,582

Capitalization	384,342	60,497	5,895

Amortization	(132,571)	(17,340)	(72,292)

Amortization impact of adopting SOP 03-1	2,185	—	—

FAS 115 Adjustment	(27,803)	(3,893)	21,607

Ending Balance — December 31, 2004	$1,248,009	$137,538	$374,792

	2004	2005

CONTRIBUTION FROM THE CLOSED BLOCK

First Quarter	$9,592	$9,291

Second Quarter	9,325	9,028

Third Quarter	9,066	8,772

Fourth Quarter	8,812	8,522

Total	$36,795	$35,613

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For The Year Ended
	December 31,
	2004	2003
Corporate federal income tax rate	35.00%	35.00%

Net benefit of tax credits	(0.08%)	—

Dividend received deduction	(0.73%)	(0.80%)

Non-deductible expenses	0.75%	0.45%

Tax exempt income	(2.06%)	(2.14%)

State taxes on non-life operations	0.30%	0.40%

Prior year overpayments	(1.61%)	—

Provision releases	(7.31%)	—

Deferred income tax asset valuation allowance change	(7.18%)	—

Other items, net	0.02%	(0.05%)

Effective tax rate	17.10%	32.86%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $23.2 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; Bankers Life Insurance Company
of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600
Fax: (515) 362-3648

Common Stock and Dividend Information

				Dividend
		High	Low	Declared
2004
	First Quarter	$41.00	$34.73	$0.00
	Second Quarter	$41.70	$36.73	$0.00
	Third Quarter	$41.51	$37.31	$0.00
	Fourth Quarter	$45.68	$38.60	$0.40

2003
	First Quarter	$30.70	$22.94	$0.00
	Second Quarter	$28.41	$24.44	$0.00
	Third Quarter	$35.89	$27.70	$0.00
	Fourth Quarter	$38.00	$34.48	$0.40

Investor Relations	Transfer Agent and Registrar
Marty Ketelaar Vice President — Investor Relations Phone — (515) 362-3693	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915
Fax — (515) 362-3648 e-mail: marty.ketelaar@amerus.com	(800) 304-9709 www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2003 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2003, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.